GABELLI EQUITY SERIES FUNDS, INC.

Supplement dated June 29, 2018

to the

Prospectus dated January 26, 2018

This supplement amends certain information in the Prospectus (the “Prospectus”), dated January 26, 2018, of Gabelli Equity Series Funds, Inc. (the “Company”). Unless otherwise indicated, all other information included in the Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Applicability of Appendix A to the Focus Five Fund

Appendix A is applicable to the Focus Five Fund to the extent set forth in such Appendix A. All references in the Prospectus (other than those in Appendix A to the Prospectus) indicating or suggesting that Appendix A to the Prospectus is not applicable to the Focus Five Fund are hereby modified to reflect that Appendix A is applicable to the Focus Five Fund to the extent set forth in such Appendix A.

Revised Appendix A

The following replaces Appendix A to the Prospectus in its entirety:

Appendix A

Sales Charge Reductions and Waivers Available through Certain Intermediaries

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers. Not all intermediaries will offer the same reductions and waivers to persons purchasing shares of the Fund. In order to receive these reductions or waivers shareholders will have to purchase Fund shares through an intermediary offering such reductions or waivers or directly from the Fund if the Fund offers such reductions or waivers. Please see the section entitled “Classes of Shares” for more information on sales charge reductions and waivers available for different classes of shares that are available for purchase directly from the Fund. The specific sales charge waivers and/or discounts for the intermediaries below are implemented and solely administered by the particular intermediary. Please contact that intermediary to ensure that you understand the steps that you must take to qualify for available waivers and discounts.

The information in this Appendix A is part of, and incorporated into, the Company’s Prospectus.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Shareholders purchasing Small Cap Growth Fund or Equity Income Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Small Cap Growth Fund’s and Equity Income Fund’s prospectus.

Front-end Sales Load Waivers on Small Cap Growth Fund and Equity Income Fund Class A Shares Available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Fund Complex)

Shares exchanged from Class C shares of the same fund in the month of or following the 10 year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus

Shares purchased from the proceeds of redemptions within the Fund Complex, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on Small Cap Growth Fund and Equity Income Fund Class A and C Shares Available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through a right of reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based accounts or platforms (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch for the Small Cap Growth Fund and Equity Income Fund: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this Prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund Complex assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Fund Complex assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Fund Complex, through Merrill Lynch, over a 13 month period of time (if applicable)

Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing shares of the Small Cap Growth Fund, the Equity Income Fund, or the Focus Five Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares of the applicable Fund, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI.

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial

Shareholders purchasing Small Cap Growth Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Shareholders Should Retain This Supplement For Future Reference

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